Exhibit 99.1

Discovering excellence, driving clinical successTM Corporate Presentation May 2008

Forward-Looking Statements . This presentation, and oral statements made with respect to information contained in this presentation, constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management's current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia's strategic plans, Pharmacopeia’s plans to develop PS433540, a product candidate from its DARA program, Pharmacopeia’s Phase 2 and Phase 1 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS178990, a product candidate from its SARM program, Pharmacopeia’s Phase 1 clinical studies with respect to PS178990, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS031291, a product candidate from its chemokine receptor CCR1 program, Pharmacopeia’s estimates of the market opportunities for its product candidates, including PS433540, PS178990 and PS031291, Pharmacopeia’s ability to successfully perform under its collaborations with Bristol-Myers Squibb, Cephalon, GlaxoSmithKline, Schering-Plough and Wyeth, Pharmacopeia's ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia's ability to raise additional capital, Pharmacopeia's expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia's anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia's expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Selected Indications Partner Retain candidates at least to clinical validation with the option to continue alone to NDA for selected indications Discovery Preclinical Development Phase 1 Phase 2 Phase 3 Strategy to Maximize Shareholder Value PS433540 Marketed Product SARM CCR1 JAK3

Immuno/Inflam JAK3 Undisclosed PS015146 Metabolic Disease PS248288 Inflammation PS873266 Respiratory PS948115 Inflammation PS386113 Oncology PS095760 Psoriasis/RA p38 MAP kinase PS540446 COPD CXCR2 PS291822 NDA Filed 3 2 I Development Optimization Lead Generation Program Clinical Phase Preclinical Strong Partnered Portfolio 2 partnered programs in Phase 2 • CXCR2 antagonist for COPD with Schering-Plough • p38 kinase inhibitor for inflammation with BMS 4 partnered programs in Phase 1

Strategic Alliances With Significant Rights Secured $60 million in R&D funding and have opportunity for product rights to build future portfolio Discover and develop candidates to clinical proof of concept – GSK have right to develop and commercialize Develop and commercialize JAK3 Inhibitors for immunological and inflammatory diseases - PCOP retains rights to topical dermatological and ophthalmological products Collaboration to optimize Cephalon leads to Development Candidates Alliance to produce lead series and Development Candidates - Pharmacopeia option to co-develop and co-commercialize

Hypertension and Diabetic Nephropathy Growing patient population with hypertension and diabetes • 50-60% of patients do not achieve blood pressure goals • Most patients require 2 or more drugs to achieve control • 20-40% of diabetics progress to kidney disease Current treatment of kidney disease unsatisfactory • Cozaar and Avapro are only ARBs approved for diabetic nephropathy • Disease can progress to dialysis and transplant despite treatment 2007 Projected WW Patients (MM) Diabetic hypertension 25 Diabetic hypertension with nephropathy 21 Nephropathy = microalbuminuria, proteinuria or end-stage renal disease Source: Datamonitor, Hypertension and Diabetic Kidney Disease 10/2005 Large Medical Need and Market Opportunity PS433540 – potential improved therapeutic approach

PS433540 – First-in-class PS433540 combines the properties of two marketed product classes – Potential for blood pressure control and kidney protection Efficacy and Compliance advantages for dual mechanism – Selectively blocks Angiotensin (AT1) and Endothelin (ETA) – Potent blood pressure lowering in multiple animal models of hypertension – Potentially reduce polypharmacy Expect greatest benefit in hypertensives with complications – Difficult to control blood pressure – Other underlying pathologies like kidney disease and diabetes First-in-class Novel Angiotensin and Endothelin Receptor Antagonist Novel antihypertensive with special benefits in diabetes

Potential Advantages of PS433540 ET-1 ET-1 ET-1 A II A II A II One compound with two activities – potential synergy of blocking both receptors – full ARB blockade without full ET blockade – reduces pill burden – potentially better efficacy and compliance

Preclinical Studies A II (AT1) and ET1 (ETA) – Vasoconstriction – Tissue proliferation/fibrosis – Inflammation Preclinical Results - Hypertension – PS433540 (BMS-456567) potent antihypertensive in predictive rat hypertension models (SHR and DOCA)

Results from Phase 1 Development Safe and well tolerated to date – 2 weeks oral dosing up to 1000 mg Excellent pharmacokinetic profile – Once-a-day oral dosing – Rapid absorption, 24-hour duration of activity Activity in normal subjects – 250, 500 mg fully blocks angiotensin II – At least as potent as 300 mg irbesartan – Reduced BP up to 15 mm Hg in normals Successful Phase 1 Development

Phase 2 Efficacy Studies in Hypertension

Pharmacopeia



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- **Ph 2a: Proof of Concept**
  - 200mg and 500mg PS433540 vs placebo
  - 4-weeks dosing
  - Primary endpoint: 24-hr systolic blood pressure
  - ~ 100 patients randomized
  - Top line results presented on May 16, 2008
- **Ph 2b: Dose Ranging Efficacy & Safety**
  - 200, 400, 800 mg PS433540 vs placebo and 300mg irbesartan (Avapro®)
  - 12 weeks treatment
  - Primary endpoint: trough SBP
  - ~375 patients to be randomized
  - Top-line results: 4Q-08

Phase 2a Proof of Concept Study Presented

American Society of Hypertension New Orleans May 16 2008

Study Design 24 HR ABPM 24 HR ABPM RANDOMIZATION Screening Placebo PS433540 200 mg PS433540 500 mg 4 weeks Single Blind Placebo 3-4 weeks Mean seated SBP >150 - < 179 mmHg DBP < 110 mmHg Mean daytime SBP >140 - < 179 mmHg DBP < 110 mmHg Endpoints Primary – Mean 24 hr Systolic ABPM Secondary – Mean 24 hr Diastolic ABPM – Office SBP and DBP Other– Mean Daytime SBP and DBP – Mean Nighttime SBP and DBP – SBP and DBP during final 2 hours of dosing Statistical Considerations – 30 subjects per group – Delta 10 mmHg; STD 12 mmHg – 95% power; a=0.05

Blood Pressure Measurement Definitions SBP = Systolic blood pressure (highest value) DBP = Diastolic blood pressure (lowest value) Mean 24 HR ABPM – average of all blood-pressure measurements taken every 20 minutes over an entire 24 hour period* Mean seated office – average of 3 seated office blood pressure measurements taken in the morning, at the end of the dosing interval (trough) – most commonly used parameter to assess efficacy of antihypertensive drugs Daytime ABPM – average of all blood-pressure measurements taken every 20 minutes between 8:00 am and 4:00 pm* Nighttime ABPM – average of all blood-pressure measurements taken every 20 minutes between midnight and 6:00 am* Primary and secondary endpoints Statistical testing performed Other endpoints Summary Statistics * Taken by automated ambulatory blood pressure measurement device

Disposition (11) Discontinued DB treatment 108 Available at DB lock 93 Available for ABPM analyses (Efficacy Population) (4) ABPM data incomplete 114 Randomized 234 Enrolled in placebo lead-in N

Reasons for Early Discontinuation PS433540 8 1 1 3 3 Placebo 1 0 0 0 1 200 mg 500 mg 2 Total 2 Non-compliance 0 Protocol violation 0 Adverse Event 0 BP uncontrolled

Baseline Characteristics PS433540 94 161 31 173 92 20; (80) 5; (20) 0 0 16; (64) 60 Placebo (N=25) 91 160 31 171 90 29; (83) 3; (9) 2; (6) 1; (3) 20; (57) 59 200 mg (N=35) 500 mg (N=33) 96 DBP (mmHg) 160 SBP (mmHg) 30 BMI (kg/m2) 173 Height (cm) 89 Weight (kg) 26; (79) 6; (18) 0 1; (3) Race {n;(%)} White Black Asian Other 23; (70) Sex men {n;(%)} 57 Age (years) Efficacy Population Efficacy Population

-14.8 -10.1 -9.3 0.3 -12.2 -0.4 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean ∆ (mmHg) 95% CI DBP SBP * Change from Baseline Mean 24HR ABPM Placebo N=25 200 mg N=35 500 mg N=33 PS433540 * * P < 0.001 vs placebo * *

-9.8 -10.5 1.6 -17.3 -16.9 -4.2 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean ∆ (mmHg) 95% CI DBP SBP * Change from Baseline Mean Seated Office Placebo N=24 200 mg N=35 500 mg N=32 PS433540 * * P < 0.001 vs placebo * *

-12.5 -10.7 1.0 -17.3 -13.7 1.9 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean ∆ (mmHg) 95% CI DBP SBP Change from Baseline Mean Daytime ABPM Placebo N=25 200 mg N=35 500 mg N=33 PS433540

-6.8 -9.1 -2.7 -10.7 -14.3 -1.6 Mean ∆ (mmHg) 95% CI DBP SBP Change from Baseline Mean Nighttime ABPM Placebo N=25 200 mg N=35 500 mg N=33 PS433540

-4.7 -8.6 -8.2 -12.5 0.8 -1.2 Mean ∆ (mmHg) 95% CI DBP SBP Change from Baseline Final 4 Hours of Dosing Placebo N=25 200 mg N=35 500 mg N=33 PS433540

-4.1 -10.2 -5.5 -14.4 -2.1 -3.0 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean ∆ (mmHg) 95% CI DBP SBP Change from Baseline Final 2 Hours of Dosing Placebo N=25 200 mg N=35 500 mg N=33 PS433540

Adverse Events 1 (2.7) 2 (5.4) 1 (2.9) Nausea/gastritis PS433540 0 3 (8.8) 3 (8.8) 3 (8.8) 1 (2.9) 1 (2.9) 4 (11.8) 9 (26.5) Placebo (N=34) n (%) 1 (2.7) 1 (2.7) 0 1 (2.7) 1 (2.7) 0 1 (2.7) 7 (18.9) 200 mg (N=37) n (%) 500 mg (N=37) n (%) 0 Eczema 4 (10.8) Respiratory 0 Confusion/anxiety/nervousness 1 (2.7) Headache 0 Tachycardia 1 (2.7) Peripheral Edema 3 (8.1) Musculoskeletal 10 (27.0) At least 1 AE

Selected Laboratory Parameters. YGT (U/L) AST (U/L) ALT (U/L) PS433540 31.6 33.5 +3.9 22.6 23.3 +1.9 24.8 27.1 +3 Placebo (N=34) 35.7 36.2 +0.3 23.8 22.4 -1.6 31.8 29.8 -2.4 200 mg (N=37) 500 mg (N=37) 28.0 27.7 +0.7 Baseline Follow-up Mean Change 21.3 19.9 -1.3 Baseline Follow-up Mean Change 24.5 23.1 -1 Baseline Follow-up Mean Change Liver Functions

Selected Laboratory Parameters Ht (%) Hb (g/dL) PS433540 43.9 44.7 +0.2 14.4 14.7 +0.1 Placebo (N=34) 43.9 42.2 -1.8 14.3 13.9 -0.5 200 mg (N=37) 500 mg (N=37) 44.8 42.6 -2.2 Baseline Follow-up Mean Change 14.7 14.1 -0.7 Baseline Follow-up Mean Change Hematology

Safety 2 Serious Adverse Events – syncope/hyponatremia (placebo) – basal cell carcinoma (placebo lead-in) AE profile similar across treatment groups 3 Discontinuations due to AEs (all placebo) No LFT elevation > 2x ULN – average LFT decrease down Mild decreases in hematologic parameters

Conclusions PS433540 effectively lowers systolic and diastolic blood pressure in Stage I and II hypertensive patients The magnitude of the treatment effect – appears greater than that of existing mono-therapies – confirms the dual pharmacology of PS433540 PS433540 was safe and well tolerated in this study

SARM: Medical Need – orally active, non-steroidal small molecule – increases muscle mass and strength – minimal effects on the prostate, gonadotropin levels, hematopoiesis Muscle Selective Androgen Receptor Modulators To treat muscle wasting associated with kidney dialysis, cancer, AIDS, severe burns and surgical recovery

Potential Benefits of SARM Disease & Trauma Aging Scarcopenia Osteoporosis Frailty CNS Cancer cachexia AIDS Severe Burns Surgery End stage renal disease Low libido Depression & mood Potential Indications Effects of Androgens

PS178990: What we know so far Safe and well tolerated in SAD – Single oral dose from 0.003 – 2.0 mg – 0.03 mg is projected human efficacious dose Pharmacokinetic profile in man – Kinetics consistent with once-a-day oral dosing – Rapid absorption, 24-hour duration of activity Preclinical activity – 200x more potent than testosterone in muscle – 160-fold selective for muscle over prostate Preclinical efficacy – Increases muscle mass – Increases bone strength – Promotes muscle growth without prostate stimulation or luteinizing hormone suppression Potentially best-in-class for muscle wasting in cancer, aids, dialysis

SARM - Development Plans Complete technology transfer – 1Q-08 Qualify API – 6 kg available Initiate Multiple Ascending Dose study – 2H-08 Initiate Phase 2 – 1H-09 – Effects on lean body mass, muscle strength and prostate in relatively healthy elderly men – 6 months • lean body mass; functional performance; • FSH; LH; myostatin; BMD; PSA

Approaching Clinical Development CCR1 program in development – Rheumatoid arthritis – IND submission 1H-09 – Superior clinical profile JAK3 programs in late-stage discovery – Develop topical indications with current focus on psoriasis – Alliance with Wyeth for systemic indications

Financial Summary For the Quarter Ended March 31, 2008 $6.2 million in net revenue $11.7 million in net loss Cash, Cash Equivalents and Marketable Securities $61.5 million as of March 31, 2008 December 31, 2008 ending cash balance expected to be > $55 million Stock Information Shares Outstanding ~ 29.7 million Market Cap as of May 16, 2008 ~ $120 million Enterprise Value as of May 16, 2008 ~ $60 million* * Calculation based on March 31, 2008 cash balance

Significant Value Drivers Clinical development stage company with 3 programs in Ph 2 Strong internal portfolio – PS433540 program in Phase 2 – SARM program in Phase 1 – CCR1 program in development – JAK3 program in discovery Strong partnered portfolio – 2 partnered programs in Phase 2 • CXCR2 antagonist with Schering-Plough • p38 kinase inhibitors with BMS – 4 partnered programs in Phase 1 Strategic Alliances with Significant Rights – GSK, Wyeth, Cephalon, Schering-Plough

Next Steps 2008 - 2009 2H:08 SARM: Initiate Phase 1 MAD study PS433540: Phase 2a Proof of Concept Study Results 1H:08 1H:09 SARM: Initiate Phase 2 PS433540: 2nd Ph 2 Hypertension Results GSK: $5MM Payment CCR1: Submit IND 2H:09 P38 – BMS Phase 2 RA Study Complete CXCR2 – Schering-Plough Phase 2 COPD Study Complete

Discovering excellence, driving clinical successTM Corporate Presentation May 2008